UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

NANOSENSORS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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__________ _, 2006

Dear Stockholder:

On behalf of the Board of Directors, I invite you to attend our 2006 Annual Meeting of Stockholders. We hope you can join us. The Annual Meeting will be held:

At:	_____________________________ _____________________________ New York, NY
On:	November __, 2006
Time:	10:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2005 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on your Company and its activities. You will also have an opportunity to meet your directors and other key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, amendment of our Certificate of Incorporation and adoption of our 2006 Equity Incentive Plan and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of NanoSensors shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in NanoSensors. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Joshua Moser, Corporate Secretary, at (408) 855-0051.

Sincerely,

/s/ Ted L. Wong, Ph.D.,
Chief Executive Officer and
Chairman of the Board

PRELIMINARY COPIES

NANOSENSORS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER ___, 2006

To the Stockholders of NanoSensors, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of NanoSensors, Inc., a Nevada corporation, will be held on __________, November ___, 2006 at 10:00 a.m., local time, at _______________________, New York, New York, for the following purposes:

1.	electing two individuals to serve on our board of directors, each for a one-year term,

2.	amending our Articles of Incorporation to increase the authorized Common Stock to 950,000,000 shares,

3.	adopting our 2006 Equity Incentive Plan; and

4.	conducting other business if properly raised at the Meeting or any adjournment.

Only stockholders of record at the close of business on October 18, 2006 are entitled to notice and to vote at the Meeting and any adjournment.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2005 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

By Order of the Board of Directors,

Ted L. Wong, Ph.D.,
Chairman

_____________ __, 2006

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, BUT WISH THEIR STOCK TO BE VOTED ON MATTERS TO BE PRESENTED TO THE MEETING, ARE URGED TO REVIEW THE ATTACHED PROXY STATEMENT AND THEN COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

PRELIMINARY COPIES
NANOSENSORS, INC.
1800 Wyatt Drive, Suite # 2
Santa Clara, California 95054
__________

PROXY STATEMENT
__________

INTRODUCTION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of NanoSensors, Inc., a Nevada corporation (the “Company,” “NanoSensors” or “we”), for the 2006 Annual Meeting of Shareholders (the “Meeting”). The Meeting is to be held at 10:00 a.m., local time, on __________, November ___, 2006, and at any adjournment or adjournments thereof, at ____________________, New York, New York.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is October __, 2006.

The purposes of the Meeting are to seek stockholder approval of three proposals: (i) electing two directors to the Board, (ii) amending our Articles of Incorporation to increase the authorized shares of Common Stock from 500,000,000 to 950,000,000 shares and (iii) adopting our 2006 Equity Incentive Plan.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock and to request authority for the execution of the proxies. We also may retain a proxy solicitation firm to assist in the forwarding of the proxy material and the retrieval of proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

A representative of Lazar, Levine & Felix LLP, our independent public accountants, is expected to be present at the Meeting. He will have an opportunity to make a statement if he so desires, and will be available to respond to appropriate questions from our stockholders.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on October 18, 2006 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, during office hours at the executive offices of the Company, by contacting the Secretary of the Company.

Voting Stock

As of the Record Date, we had issued and outstanding 332,266,698 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

For the election of directors, the two nominees receiving the highest number of affirmative (FOR) votes cast at the Meeting will be elected as directors. Neither abstentions nor broker “non-votes” will affect the outcome of the election of directors. You do not have the right to cumulate your votes for the election of directors. Unless otherwise instructed, the proxy holders of the management proxy will vote the proxies received by them “FOR” each of the two nominees described in this Proxy Statement.

The Proposal for approval of amending the Articles of Incorporation to increase the authorized Common Stock to 950,000,000 shares requires the affirmative vote of a majority of the outstanding shares of the Common Stock present and entitled to vote on the matters. Therefore, an abstention or a broker “non vote” will have the effect of a negative vote.

The Proposal for approval of the adoption of the 2006 Equity Incentive Plan (the “2006 Incentive Plan”) requires the vote of a majority of the shares of Common Stock present and voting at the Meeting. For purposes of this Proposal, abstentions will have the same effect on the outcome as votes cast “AGAINST” the Proposal, but broker “non-votes” will be considered as votes not entitled to be cast and will have no effect on the outcome.

If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank. While your nominee holder may vote your shares without instructions on the election of directors, as this is a routine matter, it cannot vote without instructions from you on the two other Proposals.

Stockholders whose shares are registered in their own names may vote via the Internet, by telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you either return your signed proxy or submit your proxy using the Internet or telephone procedures that may be available to you, your shares will be voted as you direct.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting.

At the Meeting, ballots will be distributed with respect to each Proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN” (or “FOR,” “WITHHELD” or “FOR EXCEPT THE FOLLOWING NOMINEES” in the case of “Proposal No. 1”).

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited shareholder indicates a choice with respect to any matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the election of the directors designated by the Board, the proposal to increase of authorized common stock proposal and the proposal to adopt the 2006 Equity Incentive Plan, and any other matters that may properly come before the Meeting, at the discretion of the persons designated as proxies.

In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of Stockholders. The Board of Directors is not currently aware of any such other matters. The persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Delivery of Proxy Materials to Households

Only one copy of NanoSensor’s 2005 Annual Report and Proxy Statement for the 2006 Annual Meeting of Stockholders will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate Proxy Card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2005 Annual Report, this Proxy Statement, or any future annual reports or proxy statements contact Joshua Moser, Secretary, NanoSensors, Inc., 1800 Wyatt Drive, Suite No. 2, Santa Clara, CA 95404, telephone number (408) 855-0051, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon, except to the extent they have been granted options under the 2006 Incentive Plan or may be granted options thereunder at some further date. See “Proposal 3.”

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of 332,266,698 shares of our common stock outstanding, as of the close of business on the Record Date, reflecting our 10 for 1 forward split declared on January 12, 2006 by:

• By each person or entity known by us to beneficially own more than 5% of the outstanding shares of our common stock;

• By each of our executive officers and directors; and

• By all of our executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o NanoSensors, Inc., 1800 Wyatt Avenue, Suite No. 2, Santa Clara, CA 95054.

Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Percentage ownership is based on 332,266,698 shares of common stock outstanding as of the Record Date. Shares of common stock subject to options or warrants exercisable within 60 days of the Record Date are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (%)

Common Stock	Ted Wong	22,000,000 (2)	6.6%

Common Stock	Robert A. Baron	20,000 (3)	*

Common Stock	Joshua Moser	0 (4)	0

Common Stock	Matthew Zuckerman 0120 Letey Lane P.O. Box 344 Woody Creek, CO 81656	27,175,000 (5)	8.2%

Common Stock	Bruce Meyers 45 Broadway, 2nd Floor New York, New York 10006	28,550,000 (6)	8.6%

Common Stock	Imtiaz Khan 45 Broadway, 2nd Floor New York, New York 10006	20,750,000 (7)	6.3%

Common Stock	Blue Green T, LLC 55 Frederick Street PO Box CB 13039 Nassau, Bahamas	24,500,000 (8)	6.7%

Common Stock	James Batmasian 215 West Federal Highway Boca Raton, FL 33432	24,500,000 (9)	6.7%

Common Stock	All officers and directors as a group (3 persons) (2), (3) and (4)	22,020,000	6.6%
_________________
* less than 1.0%

(1) Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity. The number of shares beneficially owned is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days of the Record Date, through the exercise or conversion of any stock option, convertible security, warrant or other right (a “Presently Exercisable” security). Including those shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

(2) Does not include options to purchase a total of 18,000,000 shares of common stock which will be granted to Dr. Wong upon the approval by our stockholders of the equity compensation plan described in Proposal No. 3.

(3) Does not include options to purchase 2,000,000 shares of common stock which will be granted to Mr. Baron upon the approval by our stockholders of the equity compensation plan described in Proposal No. 3.

(4) Does not include options to purchase 14,200,000 shares of common stock which will be granted to Mr. Moser upon the approval by our stockholders of the equity compensation plan described in Proposal No. 3.

(5) Based on Dr. Zuckerman’s Schedule 13D/A filed on June 21, 2006.  The Company, however, has been advised orally by representatives of Dr. Zuckerman that Dr. Zuckerman has disposed of a material portion of these shares and will be amending the Schedule 13D.

(6) Based on Schedule 13D/A and Form 4/A filed by Mr. Meyers on July 27, 2006. Consists of 20,600,000 shares of Common Stock owned by Bruce Meyers (including 250,000 owned by his spouse) and 7,950,000 shares held by Meyers Associates, L.P. of which entity Bruce Meyers is President and holds voting and investment control. Excludes 3,600,000 Unit Purchase Options to acquire 3,600,000 shares of common stock and 3,600,000 warrants, which are subject to a non-exercise agreement between the listed selling stockholder and NanoSensors pursuant to which the listed selling stockholder agreed not to exercise the Unit Purchase Options until the earlier of the six month anniversary of the effective date of the registration statement filed in connection with the private placement financing or one year from the effective date of the non-exercise agreement, which would be July 21, 2007. Also excludes up to 18,300,000 Unit Purchase Warrants which will not be issued unless we satisfy the post-closing conditions of our recent private placement of units in which Meyers Associates served as a selling agent and which are subject to the above-mentioned non-exercise agreement.

(7) Based on Schedule 13D/A filed by Mr. Khan on July 27, 2006. Consists of 20,750,000 shares of Common Stock and does not include the securities listed in note (4) above held by Meyers Associates, L.P. by whom Imtiaz Khan is employed, but does not exercise voting and investment control. Excludes 5,500,000 Unit Purchase Warrants to acquire 5,500,000 shares of common stock and 5,500,000 warrants, which are subject to a non-exercise agreement between the listed selling stockholder and NanoSensors pursuant to which the listed selling stockholder agreed not to exercise the Unit Purchase Warrants until the earlier of the six month anniversary of the effective date of the registration statement filed in connection with the private placement financing or one year from the effective date of the non-exercise agreement, which would be July 21, 2007.

(8) Excludes warrants to purchase 22,000,000 shares of common stock which includes a clause restricting the exercise of such warrants where the holder is the beneficial owner of 5.0% or more of our common stock. Also excludes 8,000,000 shares of common stock and 8,000,000 warrants which will not be issued unless we satisfy the post-closing conditions of our recent private placement of units.

(9) Excludes warrants to purchase 25,000,000 shares of common stock which includes a clause restricting the exercise of such warrants where the holder is the beneficial owner of 5.0% or more of our common stock. Also excludes 8,000,000 shares of common stock and 8,000,000 warrants which will not be issued unless we satisfy the post-closing conditions of our recent private placement of units.

The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. There are no classes of stock other than common stock issued or outstanding. There are no known current arrangements that will result in a change in control.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our by-laws provide that the number of persons on the Board of Directors shall be between one and nine persons, as determined by the Board of Directors. The Board of Directors currently consists of two members elected for a term of one year and until their successors are duly elected and qualified. At this Meeting, the Board of Directors, has nominated the two persons listed below in the table captioned “Nominees” for election at the Meeting to serve for a term of one year and until their successors are duly elected and qualified. All of the nominees for directors being voted upon at the Meeting are directors standing for re-election. However, Mr. Robert Baron was initially elected to the Board of Directors on July 10, 2006 by action of the Board pursuant to our by-laws and this Meeting represents the first opportunity for our shareholders to consider his nomination.

The affirmative vote of a plurality of the outstanding shares of common stock present in person or represented by proxy at the Meeting and entitled to vote in the election of directors is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate this will occur.

All directors hold office until the next annual meeting of stockholders, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. Officers are elected annually by, and serve at the discretion of, the Board of Directors. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer. Biographical information regarding the nominees for election as directors and our executive officers is included below. The following table sets forth certain information about our nominees for election to the Board of Directors and our current executive officers.

Nominees

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position	Director Since

Dr. Ted L. Wong	66	Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer	2003

Robert Baron	66	Director	2006

For information as to the shares of the Common Stock held by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management,” which starts on page 4 of this Proxy Statement. The following are biographical summaries for our nominees for election as directors:

Dr. Ted Wong has been our Chief Executive Officer, President and a Director since our inception in December 2003. He has over thirty years of U.S. and international business experience spanning the operational functions of research and development, sales, finance, and general business. From January 2002 until August 2003, Dr. Wong was Chief Strategy Officer of KT-Tech, Inc., a video compression company. From 2001 until January 2002, Dr. Wong was engaged in consulting. From 1999 to 2001, he served at different times as Chairman, CEO, CTO and COO of Zerotree Technologies, a firm he founded to develop video compression technologies for the Internet. From 1993 until 1998, Dr. Wong was President of Prime Technology Inc., business consultants. From 1988 to 1993, Dr. Wong served as President of INTEG, Inc., a firm he founded to market and distribute electronic learning aids in the U.S. market for Team Concepts of Hong Kong. During this period, Dr. Wong was co-founder and President of Fox Electronics and Technology, Inc., a firm founded to market and distribute Team Concept’s consumer electronics products. From 1969 through 1983, He worked in research and development for North American Rockwell and General Electric Company where he became proficient at developing technology from concept to application. Dr. Wong holds a B.S. and a Ph.D. in Chemical Engineering from the University of Utah.

Robert Baron was appointed to our board July 10, 2006. Mr. Baron presently serves as a member of the board of directors of two publicly-traded companies, Hemobiotech, Inc. and Exegenics, Inc.  Hemobiotech is a development stage biotechnology company and Exegenics, which formerly operated as a biotechnology company, is currently seeking to redeploy its assets and actively pursue a new business. From 1998 to August 2004, he served as President of Cash City Inc., a payday advance and check cashing business. Previously, Mr. Baron served as President of East Coast Operations of CSS/TSC, a subsidiary of Tultex, Inc., a New York Stock Exchange listed company engaged in the manufacturing of activewear products, such as t-shirts and as Chairman of T-Shirt City Inc., a company engaged in the distribution of activewear products. Mr. Baron received his B.S. degree from Ohio State University. Mr. Baron was a limited partner in Meyers Associates, LP from February 2002 until July 2006. Meyers Associates, LP served as a selling agent in our recently announced private placement.

Executive Officers

The following table sets forth certain information about each of our executive officers:

Name	Position

Dr. Ted L. Wong	Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer

Joshua Moser	Vice President, Chief Operating Officer and Corporate Secretary

Joshua Moser was appointed as our Vice President and Chief Operating Officer on August 3, 2006 and has been our Corporate Secretary since June 2006. Mr. Moser has been providing consulting services to us since November 2005. Prior to working with NanoSensors, Inc., from September 1999 to October 2000, Mr. Moser was the Director of Business Development at GCN, Inc., an online market research company. From October 2000 to September 2002, Mr. Moser was a research analyst at Tufan, Inc., where he analyzed and managed investments in privately-held software, semiconductor and technology service companies. From September 2002 through February 2005, Mr. Moser was employed as a Vice President with Sherwood Partners, Inc., a business and financial advisory consulting firm that assists commercial lending institutions and venture capital firms in managing and structuring corporate turnarounds. Thereafter and prior to joining the Company, Mr. Moser has been providing management consulting services, including serving as Interim Chief Financial Officer at Chuckwalla, Inc., a privately-held software company. Mr. Moser graduated from Denison University in 1994 with a B.A. in History. Mr. Moser is 35 years of age.

Board of Directors; Committees

Dr. Wong and Mr. Baron are currently the only member of our Board of Directors. Our Board has determined that Mr. Baron qualifies as an independent director within the meaning of the Nasdaq Marketplace Rules. In light of the fact that Dr. Wong served as our sole director until Mr. Baron’s election on July 10, 2006, actions taken by the Board prior to such date have been by written consent from time to time, as considered necessary or reasonable. We had no arrangements pursuant to which any director was compensated during our last fiscal year for any service provided as a director. We are in the process of seeking additional members to serve as directors. The directors are expected to attend the Meeting. We did not have an annual meeting in 2005.

Since our Board of Directors presently consists only of Dr. Wong and Mr. Baron, we have not formed any Board committees. All matters relating to audit, compensation, nominations and corporate governance are considered and acted upon by our entire Board of Directors. We are currently seeking to identify suitable candidates in order to increase the membership of our Board of Directors and to establish separate audit, compensation and nominating committees, each comprised solely of directors that satisfy the independence criteria of the Securities and Exchange Commission and the Nasdaq Stock Market.

Compensation of Directors

Effective July 7, 2006, we adopted a compensation plan for non-executive members of our Board of Directors. Pursuant to this plan, each non-executive director will be paid an annual retainer of $18,000, payable in equal quarterly installments of $4,500; provided, however, that for the initial quarter in which a non-executive director commences service on the board, such director shall receive a prorated fee for such quarter based on the date such service commences, as follows: (a) if service commences during the first month of such fiscal quarter the fee for such quarter shall be $4,500; (b) if service commences during the second month of such fiscal quarter, the fee for such quarter shall be $3,000; and (c) if service commences during the third month of such fiscal quarter, the fee for such quarter shall be $1,500.

In addition, subject to the approval of our stockholders, effective July 7, 2006, each non-executive director will, upon his or her appointment to our board of directors, receive a grant of options to purchase 2,000,000 shares of common stock, exercisable for a period of ten years at an exercise price equal to the closing price of our common stock on the date of issuance. These options will vest 50% on the first anniversary of the issue date and the balance on the second anniversary of such date. Subject to the approval of Stockholders of Proposal No. 3, Mr. Robert Baron was granted options to purchase 2,000,000 shares of common stock on July 10, 2006, which options will be on the terms described herein. In addition, if approved by our stockholders each non-employee director will also receive an annual option grant in accordance with the provisions of our proposed 2006 Incentive Plan, as described in greater detail in Proposal No. 3.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

  The Board does not have a compensation committee and there are no interlocks between our directors and directors of other companies.

Audit Committee and Audit Committee Financial Expert

We do not have an Audit Committee of the Board. Because of the small size of our Board and because we are not traded on an exchange or on the Nasdaq Stock Market, we are not required by law or applicable regulations to have an Audit Committee. The Board acts as a whole with respect to matters which might otherwise be acted upon by an Audit Committee. We have not designated a board member as an audit committee financial expert pursuant to Item 401 of Regulation S-B. Both our directors, however, are financially literate, generally as a result of their education and/or past experience.

Shareholder-Director Communication and Director Nominations

We have neither a nominating committee for persons to be proposed as directors for election to the Board of Directors nor a formal method of communicating nominees from shareholders. We do not have any restrictions on shareholder nominations under our certificate of incorporation or by-laws. The only restrictions are those applicable generally under Nevada Corporate Law and the federal proxy rules. Currently the Board of Directors decides on nominees, on the recommendation of one or more members of the board. The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person’s merits. Stockholders may communicate nominee suggestions directly to any of the Board members, accompanied by biographical details, employment history of such person, all information related to such person as is required to be disclosed under the SEC proxy disclosure rules, and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination.

The selection of director nominees includes consideration of factors deemed appropriate by the Board. We may engage a firm to assist in identifying, evaluating, and conducting due diligence on potential board nominees. Factors will include integrity, achievements, judgment, intelligence, personal character, any prior contact or relationship between a candidate and a one or more of our current or former directors or officers, the interplay of the candidate’s relevant experience with the experience of other Board members, the willingness of the candidate to devote adequate time to Board duties and the likelihood that he or she will be willing and able to serve on the Board for a sustained period. The Board will consider the candidate’s independence, as defined by the rules of the SEC and any securities exchange on which our securities may then be listed. In connection with the selection, due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds, and experiences. Experience, knowledge, and skills to be represented on the Board include, among other considerations, financial expertise (including an “audit committee financial expert” within the meaning of the SEC’s rules), technical expertise and/or knowledge and contacts, financing experience, strategic planning, business development, and community leadership.

The Board of Directors has not adopted a formal methodology for communications from stockholders on the belief that any communication would be brought to the Boards’ attention by virtue of the current size of our Board and the extensive involvement of Mr. Wong as our Chairman and Chief Executive Officer. Any shareholder who wishes to communicate with the Board of Directors should send a written letter to Chairman of the Board of Directors, at our principal address. Letters may be directed to the Board as a whole or to individual members.

Certain Relationships and Related Transactions

For information concerning employment agreements with, and compensation of, our executive officers, see the disclosure in the section of this Proxy Statement captioned “Employment, Severance and Change of Control Agreements.”

On May 10, 2006, we entered into a Selling Agent Agreement with Meyers Associates, LP pursuant to which they agreed to serve as a selling agent in our recently completed private placement. Pursuant to the selling agency agreement, to date we have paid Meyers Associates total commissions of $81,450 and $51,885 in non-accountable expenses in this financing. We also issued Meyers Associates an aggregate of 16,290,000 unit purchase warrants, pursuant to which Meyers Associates has the right to purchase, at the price of $.01 per unit, 16,290,000 units of our securities, each unit consisting of one share of common stock and one common stock purchase warrant. The unit purchase warrants expire five years from the effective date of the registration statement. In the event we satisfy the post-closing covenants of the private placement financing and issue additional shares to the investors, we will pay to Meyers Associates additional commissions of $91,500 and issue them 18,300,000 additional unit purchase warrants.

Prior to entering into an employment agreement with Joshua Moser, in November 2005, we retained Mr. Moser on a consultancy basis pursuant to which he provided us with managerial services. Pursuant to that consulting arrangement, we have paid Mr. Moser consulting fees at the rate of $6,500 per month from November 2005 through May 2006 and thereafter at the rate of $10,000 per month.

On July 21, 2006, we entered into an agreement with Meyers Associates, L.P., Bruce Meyers and Imtiaz Khan, whereby each of them agreed not to exercise either the Unit Purchase Options or Unit Purchase Warrants held by them for a period equal to the earlier of six months from the effective date of the registration statement filed in connection with the private placement financing or one year from the date of the agreement. In consideration of such agreement, we agreed that effective as of the date of the non-exercise agreement, the prior lock-up agreement, which was to expire on November 10, 2006, would be terminated. In addition, on July 21, 2006 we agreed with Meyers Associates on an amendment to the Unit Purchase Option to clarify the circumstances under which adjustments to the exercise price and number of shares issuable pursuant to the anti-dilution provisions of the Unit Purchase Option and the underlying warrants may be made.

During the year ended November 30, 2005, Dr. Ted Wong, our President and Chief Executive Officer made advances to us in the aggregate amount of $9,658. These advances are non-interest bearing and are payable upon demand. As of November 30, 2005, accounts and advances payable to related parties include advances of $9,658 and consulting fees payable to Dr. Ted Wong and Dr. Matthew Zuckerman of $89,318 and $64,781, respectively. As described above under the caption “Legal Proceedings,” we entered into a Settlement Agreement and Release with Dr. Zuckerman in April, 2006 and pursuant to that agreement paid him $32,391 in July 2006 in full payment of outstanding consulting fees previously owed.

We entered into a two-year office lease with rent of $2,304 at the commencement of the lease, which is personally guaranteed by Dr. Ted Wong, Chief Executive Officer.

See the discussion under the caption “Executive Compensation Consulting Agreement” below for the terms and conditions of a consulting agreement we entered into with Dr. Ted Wong and Dr. Matthew Zuckerman. Dr. Zuckerman resigned from all positions with us as of March 1, 2005.

In December 2003, we issued 50,000,000 founders shares to Dr. Ted Wong, valued at $.0001 per share, for services related to our business. We also issued 50,000,000 founders shares to Dr. Matthew Zuckerman, our former Chief Scientist, valued at $.0001 per share, in connection with the license agreement entered into between us and Axiom Corp. and Dr. Zuckerman. Dr. Wong and Dr. Zuckerman each assigned a portion of their shareholdings as gifts to friends and non-affiliated parties in February 2004, when we first issued the common shares and their current shareholdings are listed under the caption “Security Ownership of Certain Beneficial Owners and Management” elsewhere in this proxy statement.

In February 2004, we issued 62,500,000 founders shares, valued at $.0001 per share, in consideration of cancellation of a note payable from us to Meyers Associates L.P. and its affiliates for financial advisory services previously rendered to us in connection with the formation and capitalization of our business. Meyers Associates has assigned a portion of their shareholdings as gifts to employees, friends and non-affiliated parties and its current shareholdings are listed under the caption “Security Ownership of Certain Beneficial Owners and Management” elsewhere in this proxy statement.

In February 2004, we borrowed $100,000 in the aggregate from two private investors obtained through our investment banker, Meyers Associates. Meyers Associates received a 10% sales commission and a 3% non-accountable expense allowance. We used the net proceeds for product development and working capital. Interest on each note, referred to herein as the “Bridge Notes”, accrued at a rate of 10% per annum. These notes mature on the earlier of (a) August 15, 2004, (b) the completion of a private placement of at least $500,000, or (c) an event of default. Payment of the Bridge Notes was guaranteed by our two founders, Dr. Ted Wong and Dr. Matthew Zuckerman. The investors also each received five-year warrants to purchase 500,000 shares of common stock exercisable at $.025 per share. The Bridge Notes were repaid in our April 2004 Private Placement.

By virtue of their ownership of common stock and efforts in organizing our company, Ted Wong and Matthew Zuckerman may be deemed “founders,” “parents” and promoters of our company, and Meyers Associates and its principals may be deemed a “founder” of our company as such terms are defined in the Securities Act of 1933 and the Rules and Regulations promulgated thereunder. As described above, Ted Wong and Matthew Zuckerman each received 50,000,000 founders’ shares in connection with the formation of our company and Meyers Associates received 62,500,000 founders’ shares as payment for financial advisory services. Dr. Zuckerman resigned from all positions with us as of March 1, 2005.

We believe, based on management’s experience that the above transactions are as fair as what could have been obtained from unaffiliated third parties. All future transactions and loans with affiliates of the issuer, including 5% or greater stockholders are to be on terms no less favorable than could be obtained from an unaffiliated third party. All future affiliated transactions and any forgiveness of loans must be (a) for a bona fide business purpose and approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our independent legal counsel, or (b) a transaction permitted under Section 13(k) of the Securities Exchange Act of 1934, as amended.

Section 16(a) Beneficial Ownership Reporting Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors, and greater-than-ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us and written representations from our reporting persons, we believe that all of our reporting persons have filed their respective Section 16(a) forms for the year ended November 30, 2005 except Matthew Zuckerman, a holder of more than 10% of our common stock filed a Form 4 dated January 4, 2006 reporting transactions on March 15, 2005 and December 9, 2005.

Code of Ethics

We have adopted a code of ethics in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 rules established by the SEC. The code of ethics establishes guidelines to be followed by our principal executive officer, who is our chief executive officer, and our senior financial officers. Currently our chief executive officer and chief operating officer are our only senior financial officers under the code of ethics. Currently, our chief executive officer also serves as our chief financial officer. In the event that we appoint a treasurer, controller, or other officer who is principally responsible for our accounting, such employees will automatically be deemed as senior financial officers. In addition, our audit committee may, from time to time, change the officers designated as senior financial officers. Compliance is mandatory for those employees subject to our code of ethics. Waivers or amendments to this code will be disclosed to the public, and filed with the SEC, on Form 8-K. A copy of this Code of Ethics was filed as an exhibit to our annual report on Form 10-KSB filed with the SEC on March 17, 2005. A copy of the Code of Ethics may also be obtained without charge by writing to Dr. Ted L. Wong, at NanoSensors, Inc., 1800 Wyatt Drive, Suite 2, Santa Clara, CA 95054.

Indemnification

The laws of Nevada permit the indemnification of directors, employees, officers and agents of Nevada corporations. Our bylaws provide that we shall indemnify to the fullest extent permitted by Nevada law any person whom we are able to indemnify under that law. The provisions of Nevada law that authorize indemnification limit their application only to circumstances where the indemnified person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding had no reasonable cause to believe his conduct was unlawful. The statute does not affect a director’s responsibilities under any other law, such as the federal securities laws. To the extent that we indemnify our management for liabilities arising under securities laws, we have been informed by the SEC that this indemnification is against public policy and is therefore unenforceable.

Vote Required

The affirmative vote of the holders of a plurality of the shares of common stock voting at the Meeting is required for the approval of the nominees for Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE FOR THESE NOMINEES.

  EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our chief executive officer and other executive officers (the “Named Executive Officers”) with annual compensation exceeding $100,000 during the fiscal year ended November 30, 2005.

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary (1)		Bonus	Restricted Stock Awards	Securities Underlying Options/ SARs	All Other Compensation

Ted L. Wong, Ph.D.	2005	$25,500	(2)	0	0	0	0
Chief Executive Officer	2004	$178,174	(3)	0	0	0	50,000,000	(6)

Matthew Zuckerman, Ph.D.	2005	$25,500	(4)	0	0	0	0
Chief Scientist (former)	2004	$178,174	(5)	0	0	0	50,000,000	(6)
__________________

(1)   Based on an annual salary of $180,000 which was reduced to $102,000 per annum in May 2004.
(2)   Includes $4,399 paid to Dr. Wong. We owed Dr. Wong $89,318 as of November 30, 2005. See note 6 to our audited financial statements for the fiscal year ended November 30, 2005.
(3)   Includes $109,957 paid and $68,217 owed to Dr. Wong, as of November 30, 2004.
(4)   We owed to Dr. Zuckerman $64,781as of November 30, 2005. Dr. Zuckerman terminated his consulting relationship with us as of March 1, 2005.
(5)   Includes $138,893 paid and $39,281 owed to Dr. Zuckerman, as of November 30, 2004,
(6)   Upon our formation in December 2003, 50,000,000 restricted shares of Common stock were issued as founders shares to each of Dr. Mathew Zuckerman and Dr. Ted Wong. These Shares were issued pursuant to the terms of the license agreement entered into between the Company and Axiom Corp. on behalf of Dr. Zuckerman and Dr. Wong. The shares were valued at an aggregate of $5,000 as of the original issue date.

Consulting Agreements

Pursuant to the December 2003 License Agreement between us and Axiom Corp. and Matthew Zuckerman, described below, Axiom entered into a consulting agreement with us. Dr. Matthew Zuckerman is President of Axiom which, under the agreement, was to be paid a consulting fee of $15,000 per month starting September 1, 2003, for a two-year period plus reimbursement of the consultant's direct costs. Axiom was paid $15,000 per month until April 2004. Beginning in May 2004, Axiom was being compensated at the rate of $8,500 per month, or $102,000 per annum until March 1, 2005 when the agreement was effectively terminated. Axiom is an independent contractor and only Dr. Zuckerman was providing services to us under the consulting agreement. On December 11, 2003, we purchased a worldwide, perpetual, royalty free, executive license for all commercial markets to use and further develop Dr. Zuckerman’s sensor technologies to detect BCX agents. We paid Zuckerman and Axiom a one time licensing fee of $90,000, 50,000,000 shares of our Common Stock and entered into the above-described consulting agreement.

We entered into a two-year consulting agreement with Dr. Ted Wong commencing on September 1, 2003. The contract provides for Dr. Wong to be paid $14,833 per month plus reimbursement of direct costs. Dr. Wong is employed on a full-time basis for the Company. Dr. Wong was paid $14,833 per month until April 2004. Beginning in May 2004, he is being compensated at the reduced rate of $8,500 per month or $102,000 per annum. All inventions and ideas, whether patentable or not, made by Dr. Wong or with others relating to our business shall belong to us. As described below, we entered into an employment agreement with Dr. Ted Wong, Chief Executive Officer and President, which agreement supersedes this consulting agreement.

Employment, Severance and Change of Control Agreements

Employment Agreement with Ted L. Wong

We entered into an employment with Ted L. Wong, our Chief Executive Officer, President and Chairman, dated as of August 3, 2006 pursuant to which:

•    Dr. Wong will continue to serve as our Chief Executive Officer, President and Chairman for an employment period of 36 months from the effective date of the employment agreement.

•    Dr. Wong will receive an annual base salary of $144,000 under the employment agreement and was granted a signing bonus of $40,000, of which $20,000 was previously paid. In addition, Dr. Wong will be entitled to a performance bonus of up to a maximum of $50,000 in the event he achieves certain milestones defined in the employment agreement.

•    In connection with his entering into the employment agreement, Dr. Wong was awarded two grants of options, both of which are subject to the approval of our stockholders of an equity compensation plan to be presented to them at our stockholders meeting. The initial grant consisted of options to purchase 5,000,000 shares of common stock, all of which shall vest on the six month anniversary of the effective date of the employment agreement. The second grant consists of options to purchase 13,000,000 shares of common stock, which shall vest in equally monthly installments commencing on the six month anniversary date of the employment agreement. Both options shall be exercisable for a period of ten years at a per share exercise price equal to the closing price of our common stock on the effective date of the employment agreement. Further, all of the options granted to Dr. Wong will become immediately vested and exercisable in accordance with, and subject to, the terms and conditions of such plan, in the event of a change of control of our company or if Dr. Wong is terminated without cause.

•   If Dr. Wong’s employment is terminated by us without “cause” (as defined in the employment agreement), he would be entitled to a severance payment of his base salary, at the rate then in effect, for a period of six months.   If Dr. Wong’s employment is terminated by us for “cause”, he (a) would not be entitled to any further compensation or benefits and (b) would not be entitled to any additional rights or vesting with respect to the stock options following the date of termination.

•   Dr. Wong is subject to customary confidentiality obligations, non-solicitation and non-competition that survive the termination of the employment agreement.

Employment Agreement with Joshua Moser

We entered into an employment with Joshua Moser, our new Vice President and Chief Operating Officer, dated as of August 3, 2006 pursuant to which:

•  Mr. Moser will serve as our Vice President and Chief Operating Officer for an employment period of 36 months from the effective date of the employment agreement.

•  Mr. Moser will receive an annual base salary of $120,000 under the employment agreement .

•  In connection with his entering into the employment agreement, Mr. Moser was awarded two grants of options, both of which are subject to the approval of our stockholders of an equity compensation plan to be presented to them at our stockholders meeting. The initial grant consisted of options to purchase 4,000,000 shares of common stock, all of which shall vest on the six month anniversary of the effective date of the employment agreement. The second grant consists of options to purchase 10,200,000 shares of common stock, which shall vest in equally monthly installments commencing on the six month anniversary date of the employment agreement. Both options shall be exercisable for a period of ten years at a per share exercise price equal to the closing price of our common stock on the effective date of the employment agreement. Further, all of the options granted to Mr. Moser will become immediately vested and exercisable in accordance with, and subject to, the terms and conditions of such plan, in the event of a change of control of our company or if Mr. Moser is terminated without cause.

•   If Mr. Moser’s employment is terminated by us without “cause” (as defined in the employment agreement), he would be entitled to a severance payment of his base salary, at the rate then in effect, for a period of six months.   If Mr. Moser’s employment is terminated by us for “cause”, he (a) would not be entitled to any further compensation or benefits and (b) would not be entitled to any additional rights or vesting with respect to the stock options following the date of termination.

  •  Mr. Moser is subject to customary confidentiality obligations, non-solicitation and non-competition that survive the termination of the employment agreement.

PROPOSAL 2

APPROVAL OF AMENDMENT TO
OUR ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED COMMON STOCK

Our Board of Directors has approved, declared it advisable and in our best interest and directed that there be submitted to the holders of a majority of our common stock for approval, the amendment to Article THIRD of our Articles of Incorporation to effectuate an increase in the authorized common stock from 500,000,000 shares with a par value of $0.001 to 950,000,000 shares with a par value of $0.001. If adopted by the stockholders, the amendment would be effective upon filing of an appropriate certificate of amendment with the Secretary of State of the State of Nevada.

The Board of Directors believes that it is advisable and in our best interest to increase the authorized common stock in order to have available additional authorized but unissued shares of common stock in an amount adequate to provide for our future needs. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of common stock from 500,000,000 to 950,000,000 shares. This step is necessary, in the judgment of the Board of Directors, in order to (i) satisfy our obligations to the investors in our recent private placement, (ii) raise additional capital, and (ii) carry out our business objectives.

The text of paragraphs (a) and (b) of Article THIRD, as it is proposed to be amended, is as follows:

(a)   The Corporation is authorized to issue up to Nine Hundred and Seventy Million (970,000,000) shares, consisting of Nine Hundred and Fifty Million (950,000,000) shares of Common Stock $.001 par value (“Common Stock”) and Twenty Million (20,000,000) shares of Preferred Stock, $.001 par value (“Preferred Stock”).

(b)   There are currently authorized 500,000,000 share of Common Stock, $.001 par value: There shall be 950,000,000 shares of Common Stock, $.001 par value authorized after this Certificate of Amendment is filed. Holders of a majority in interest of the Common Stock have consented to the filing of this Certificate of Amendment.

A form of the Amendment to our Articles of Incorporation reflecting the increase in our authorized capital is annexed to this Proxy Statement as Exhibit A.

Background

Under the present Articles of Incorporation, as amended, we have the authority to issue 500,000,000 shares of common stock and 20,000,000 shares of Preferred Stock. As of the Record Date, 332,226,698 shares of common stock were issued and outstanding and no shares of Preferred Stock were outstanding.

Holders of our common stock have the right to share ratably in such dividends on shares of common stock as may be declared by the Board of Directors and upon liquidation or dissolution, each outstanding share of common stock will be entitled to share equally in our assets legally available for distribution to stockholders after the payment of all debts and other liabilities, subject to any superior rights of the holders of Preferred Stock. Common stock holders have no pre-emptive rights and there are no conversion or redemption privileges or sinking fund provisions with respect to our common stock. Our common stock does not have cumulative voting rights, so holders of more than 50% of the outstanding common stock can elect all of our Directors as to which common stock holders are entitled to elect.

As of the Record Date, we:

•  had 332,226,698 shares issued and outstanding;

•  had 34,200,000 shares reserved for issuance upon the exercise of stock options (which are subject to the approval by our stockholders of the 2006 Equity Incentive Plan, see Proposal No. 3);

•  had 180,605,000 shares reserved for issuance upon the exercise of outstanding common stock purchase warrants (giving effect to the full dilution which would be caused by exercise of all outstanding Agent Warrants in our recent private financing); and

•  will issue 71,500,000 shares of common stock and warrants to purchase an additional 71,500,000 shares of common stock to the investors in our recent private placement in accordance with the escrow conditions that we agreed to in that financing, of which obtaining stockholder approval of this Proposal is one condition. In addition, we will issue an additional 28,600,000 shares of common stock upon the exercise of unit purchase warrants which will be issued to the selling agents in our recent private placement, upon our satisfaction of the agreed upon escrow conditions.

In our recent financing, we agreed that 60% of the gross proceeds would remain in escrow until the registration statement required by the registration rights agreement we entered into is declared effective by the U.S. Securities and Exchange Commission and we amend our Articles of Incorporation to increase our authorized capital stock to 950,000,000 shares of common stock. We consented to this latter condition since we do not currently have a sufficient number of authorized shares of common stock to permit the investors and selling agents to exercise all of the warrants issuable in our recent financing. If we are unable to accomplish both of these requirements within six months from the final closing of the financing, the investors will have the right to demand the return of the amount of their investment held in escrow. Accordingly, we require the approval of our stockholders in order to satisfy these closing conditions and obtain the release of the additional funds from escrow.

However, on September 7, 2006, we received a waiver by one of the investors in our private placement to voluntarily release $200,000 from escrow, notwithstanding that we have not yet satisfied the escrow release conditions of the private financing. This release was effective as of October 12, 2006. The investor agreed to this release to provide us with additional cash resources which will facilitate our ability to execute our business plan while we are attempting to satisfy the release conditions. Upon the effectiveness of this event, we issued an additional 20,000,000 shares of common stock and warrants to purchase 20,000,000 shares of common stock to this investor and a transferee of this investor. Due to this event, we also paid the selling agent in the private placement $20,000 in commissions and issued it 4,000,000 unit purchase warrants (pursuant to which the selling agent would have the right to acquire 8,000,000 shares of common stock). Accordingly, the amount held in escrow has been reduced to $715,000 and the number of additional securities that we may issue to the investors was reduced by the amounts stated above.

Further, before the registration statement that we filed in accordance with our obligations under the registration rights agreements we entered into in connection with our recent financing can be declared effective, we are required to file an opinion regarding the legality of the securities that we are attempting to register. However, before we can file this required opinion, we need to obtain shareholder approval to increase our authorized number of shares of common stock. Alternatively, we would need to remove from this registration statement any shares of common stock which we are not currently authorized to issue in order to be able to file the required opinion and have the registration statement declared effective. In our registration rights agreement, we agreed to register the resale all of the shares of common stock that we issued or may issue in connection with our recent private placement within 100 days from the filing date and to maintain the effectiveness of such registration statement for a period of up to two years. We also agreed in our registration rights agreement to pay to these investors cash damages equal to 2% of the purchase price paid by each investor for each full month in which we are not in compliance with our registration obligations (pro-rata for any partial month) up to a maximum of six months. Due to the foregoing obligations, our management has decided that it is in our best interest to defer the effectiveness of this registration statement until our shareholders approve this Proposal so that we can file the required opinion as to all of the shares of common stock that are subject to the registration rights agreement and fulfill our obligations to the holders of all of such shares. Accordingly, we require shareholder approval of this Proposal in order to avoid incurring, or to minimize, liability to our investors under the registration rights agreement.

If we are unable to have these additional funds released from escrow, we will need to raise additional capital through other arrangements or substantially reduce our expenses and operations. To raise additional funds, we would attempt to undertake private placements of our securities. However, we cannot assure you that any additional financing will be available or, even if it is available that it will be on terms acceptable to us. If we raise additional funds by selling securities, the ownership of our existing shareholders will be diluted and such securities may include powers, preferences or rights senior to our currently outstanding securities. Any inability to obtain required financing on sufficiently favorable terms could have a material adverse effect on our business, results of operations and financial condition. However, in light of our current capital structure, it will be difficult for use to raise additional capital through private financings without an increase in the number of shares of common stock we are authorized to issue.

Further, if the stockholders do not approve this Proposal No. 2, we may not be able to grant the additional options under the 2006 Equity Incentive Plan for which stockholder approval is sought in Proposal No. 3 of this Proxy Statement.

Purpose and Effects of Proposed Amendment

Our authorized common stock must be increased so that we will have available additional authorized but unissued shares of common stock in an amount adequate to provide for our future needs, including the satisfaction of our obligation to issue shares of common stock upon the exercise of warrants and options already issued and outstanding, and to enable us to satisfy one of the post-closing conditions we agreed to in the recently completed financing.

The additional shares will be available for issuance from time to time in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. For instance, if we need to seek additional private financing to secure the necessary capital to implement our business plans, we would require the availability of additional authorized shares. As we are a development stage company with no revenue, we expect that we will require additional financing, although no equity financing is currently contemplated. We also are likely to issue additional shares of common stock in the future for the purpose of providing equity incentives to employees, officers and directors.

The additional common stock to be authorized will become part of the existing class of common stock, and the amendment would not affect the terms of the outstanding common stock or the rights of the holders of the common stock. This proposal will not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. Our stockholders do not have preemptive rights with respect to our common stock. Should the board of directors elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares.

The increase in our authorized common stock from 500,000,000 shares to 950,000,000 shares has important potential dilutive and anti-takeover ramifications because we will have an additional 450,000,000 shares of common stock available for issuance. As such, there can be no assurance that our shareholders will not experience, immediately, or at any time, dilution in the value of their shares of common stock as a result of additional issuances of common stock.

In addition, although we are not adopting the increase in our authorized capital stock with the intent that it be utilized as a type of anti-takeover device, greatly increasing the amount of our authorized common stock can be used as a takeover defense against hostile takeovers. For example, we could use the additional shares of common stock to oppose a hostile takeover attempt or delay or prevent changes of control (whether by merger, tender offer, proxy contest or assumption of control by a holder of a large block of our securities) or changes in or removal of its management. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. The issuance of a significant amount of additional shares of common stock would effectively dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of our company. Similarly, we could issue additional shares in a manner that would impede the efforts of stockholders to elect directors other than those nominated by the then-current Board of Directors. However, this proposal is not part of any present plan to adopt a series of amendments having an anti-takeover effect, and management presently does not intend to propose anti-takeover measures in future proxy solicitations.

Although the Board of Directors is motivated by business and financial considerations in proposing this amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control of our company (and the Board of Directors is not currently aware of any such attempts), stockholders nevertheless should be aware that approval of the amendment could facilitate our ability to deter or prevent changes of control in the future, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner.

The following is a description of other anti-takeover provisions in our charter documents and other agreements. We have no current plans or proposals to enter into any other arrangement that could have material anti-takeover consequences.

Articles of Incorporation and Bylaws. Other provisions of our Articles of Incorporation and bylaws may have the effect of deterring unsolicited attempts to acquire a controlling interest in our company or impeding changes in our management. The Articles of Incorporation provides that our Board may issue, without stockholder action, up to 20,000,000 shares of preferred stock with voting or other rights. We currently do not have any shares of Preferred Stock outstanding. Our stockholders do not have cumulative voting rights, and stockholders representing a majority of the shares of common stock outstanding are able to elect all of the directors. Our bylaws provide that only our President, the entire Board or any two or more directors may call a special meeting of stockholders.

Employment Agreements with Chief Executive Officer and Chief Operating Officer. We entered into employment agreements with our Chief Executive Officer and Chief Operating Officer as of August 3, 2006. Our agreements with each of these officers provides that in the event their employment is terminated or materially reduced following a change of control (as defined in the employment agreements), we will be required to pay either of them a severance payment equal to six months of the base salary in effect at the time of termination. In addition, all options granted to these officers will be deemed vested and such options will be exercisable for the duration of their term. These features may discourage a merger proposal, tender offer or other attempt to gain control of NanoSensors.

Equity Compensation Plans. Our proposed 2006 Equity Incentive Plan provides for acceleration of vesting under the circumstances deemed to be a change in control, as described in such plans. The acceleration of vesting of options upon a change of control may be viewed as an anti-takeover measure, and may have the effect of discouraging a merger proposal, tender offer or other attempt to gain control of our company. See Proposal No. 3 of this Proxy Statement. Under the proposed 2006 Equity Incentive Plan, accelerated vesting of outstanding options could occur in the event:

    •   the Board (or, if approval of the stockholders is required as a matter of law, our stockholders) approves (a) any consolidation or merger in which we are not the surviving corporation or pursuant to which shares of common stock would be converted into cash, securities or other property, other than a merger in which the holders of common stock immediately prior to the merger have the same proportionate ownership off the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets; or

    •   subject to certain exceptions, if any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), corporation or other entity (a) purchases common stock (or securities convertible into common stock) pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (b) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities; or

We are not aware of any attempt to take control of our company and are not presenting this proposal with the intent that it be utilized as a type of anti-takeover device. The proposal is being made at this time to provide us with greater flexibility to issue shares for general corporate purposes that may be identified in the future.

Certain Matters Related to this Proposal

The proposed Amendment to our Articles of Incorporation, a copy of which is attached to this Proxy Statement as Exhibit A, will be filed with the Nevada Secretary of State and the effective date of the Amendment to our Articles of Incorporation promptly after the stockholders have approved this proposal.

The Nevada Revised Statutes do not provide appraisal rights in connection with the increase of authorized shares of the Company’s capital stock.

Required Vote

Approval of the proposal to increase the number of authorized shares of Common Stock by amending the Articles of Incorporation requires the affirmative vote of a majority of the shares outstanding on the Record Date.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

PROPOSAL 3

ADOPTION OF 2006 EQUITY INCENTIVE PLAN

Overview

At the meeting, NanoSensors’s stockholders will be asked to consider and vote upon a proposal to adopt the NanoSensors 2006 Equity Incentive Plan (the “2006 Incentive Plan”) which will permit us to provide a broad range of stock awards to our employees, directors and consultants. If approved by our shareholders, the 2006 Incentive Plan will serve as our primary equity incentive plan for our employees, consultants and directors. The Board of Directors unanimously approved the 2006 Incentive Plan on August 3, 2006, subject to stockholder approval of the 2006 Incentive Plan at the 2006 Annual Meeting. On September 25, 2006, the board agreed to modify the 2006 Incentive Plan to eliminate the vesting requirement for the annual formula option grants to our non-employee directors. The 2006 Incentive Plan provides for various types of equity awards, and therefore, will provide us with meaningful flexibility in rewarding our employees and those other individuals who provide significant services to us.

Purposes of the Plan

The 2006 Incentive Plan is intended to provide qualifying employees, directors and consultants with equity ownership in NanoSensors, thereby strengthening their commitment to our success, promoting the identity of interests between our stockholders and such employees, directors and consultants and stimulating their efforts on our behalf, and to assist us in attracting and retaining talented personnel. Management believes that assuming approval of this proposal, the ratio of the number of shares available for awards under the 2006 Incentive Plan in relation to the number of outstanding shares of Common Stock would be within the range of outstanding shares ratios for comparable development stage companies.

The 2006 Incentive Plan also:

•  prohibits repricing of stock options or other awards without first obtaining our stockholders’ approval,

• prohibits the use of stock options with an exercise price less than fair market value on the date of grant, and

• requires us to obtain our stockholders’ approval before adding additional shares to the 2006 Incentive Plan (there will be no automatic replenishment of authorized shares available under the 2006 Plan).

As of the Record Date, we had granted (subject to the approval by the stockholders of this Proposal) options to purchase an aggregate of 34,200,000 shares of Common Stock at exercise prices ranging from $0.049 to $0.05 per share, expiring between July and August 2016. There are approximately five persons currently who will be eligible to be granted awards, including current directors, officers, and employees NanoSensors. We have allocated shares subject to awards under this 2006 Incentive Plan to Ted Wong, Robert Baron and Joshua Moser as set forth below in the table under the caption “New Plan Benefits”. However, unless Proposal No. 2, “Amendment to our Articles of Incorporation to Increase the Authorized Common Stock,” is approved by the Stockholders, we may not be able to grant options under the 2006 Incentive Plan, even if it is approved by the Stockholders. Accordingly, we require shareholder approval of both the 2006 Incentive Plan and Proposal No. 2 in order to grant any further options to our employees, directors and consultants.

If the fair market value of our common stock is higher than the exercise prices of the option awards already allocated under the 2006 Incentive Plan to certain executives and directors, then on the date of stockholder approval of this Proposal, we will incur a charge to our earnings based on the value of the options on the date of stockholder approval. If, however, the fair market value of our common stock on the date of stockholder approval of this Proposal is less than the exercise price of such awards, then these additional options will still be issued at an exercise price equal to the fair market value of our common stock.

If the 2006 Incentive Plan is approved, we will grant equity-based compensation under the 2006 Incentive Plan. All awards will be subject to the recommendations of management and approval of the board of directors. In the future, if a stock option committee or compensation committee is formed, then approval of awards will be subject to their authority as delegated by the board of directors and in compliance with the requirements of the securities laws and any exchange or trading medium on which the shares of common stock may be listed or traded. The Board believes that the adoption of the 2006 Incentive Plan is in the best interests of NanoSensors and its stockholders.

The Board of Directors believes that the 2006 Incentive Plan will is necessary for us to attract and retain capable persons to serve as employees and directors of the Company. As a small development stage company dependent upon equity financings for our capital needs, we seek to conserve our cash resources for use in connection with our activities. This cash conservation policy places limitations on cash compensation arrangements we can have with employees, including executive officers, and directors. To compete with other companies for qualified persons, many of which companies are in the commercialization stage and better financed than us, we expect that our equity compensation program will help us attract and incentivize our employees and directors.

Summary of 2006 Incentive Plan

The following is a summary of the principal provisions of the 2006 Incentive Plan. This summary is qualified in its entirety by reference to the full text of the 2006 Incentive Plan, which is included as Exhibit B hereto.

Purposes of the 2006 Incentive Plan. The primary purpose of the 2006 Incentive Plan is to align the interests of our employees and directors with the interests of NanoSensors’s stockholders by providing participants with the opportunity to share in any appreciation in the value of our stock that their efforts help bring about. If approved, the 2006 Incentive Plan will be an essential component of the total compensation package offered to employees, reflecting the importance that we place on motivating and rewarding superior results with long-term, performance-based incentives.

Shares Reserved for Issuance. The 2006 Incentive Plan includes an initial reserve of 80,000,000 shares of our common stock that will be available for issuance under the plan, subject to adjustment to reflect stock splits and similar events. Shares that are subject to issuance upon exercise of an option but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award that is granted but is subsequently forfeited, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2006 Incentive Plan. The 2006 Incentive Plan provides for the grant of stock options, stock appreciation rights (SARs), restricted stock units (RSUs) and restricted stock grants.

Administration. Our Board will initially administer the 2006 Incentive Plan, until such time as we establish a Compensation Committee of our Board, which will administer the 2006 Incentive Plan (either being referred to as the “Committee”). The Committee determines the persons who are to receive awards, the number of shares subject to each such award and the other terms and conditions of such awards. The Committee also has the authority to interpret the provisions of the 2006 Plan and of any awards granted thereunder and to modify awards granted under the 2006 Incentive Plan. The Committee may not, however, reprice options issued under the 2006 Incentive Plan without prior approval of our stockholders. A compensation committee of the Board must consist of at least two or more members of the Board, all of whom, may qualify as “outside directors” as defined for purposes of the regulations under Section 162(m) of the Internal Revenue Code of 1986 and as “non-employee directors” under Section (b)(3)(i) of Rule 16b-3, under the Exchange Act.

Eligibility. The 2006 Incentive   Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of NanoSensors or of any parent, subsidiary or affiliate of NanoSensors as the Committee may determine. The actual number of individuals who will receive awards cannot be determined in advance because the Committee has discretion to select the participants. Our non-employee directors will participate in the 2006 Incentive Plan through the automatic option grant program, which is self-executing. Participation in the automatic option grant program is limited to persons who become and continue as non-employee directors, whether through appointment by the Board or election by our stockholders.

Terms of Options. As discussed above, the Committee determines many of the terms and conditions of awards granted under the 2006 Incentive   Plan, including whether an option will be an “incentive stock option” (“ISO”) or a non-qualified stock option (“NQSO”). An option designated as an ISO is intended to qualify as such under Section 422 of the Code. Thus, the aggregate fair market value, determined at the time of grant, of the shares with respect to which ISO’s are exercisable for the first time by an individual during any calendar year may not exceed $100,000. NQSOs are not subject to this requirement. Each option is evidenced by an agreement in such form as the Committee approves and is subject to the following conditions (as described in further detail in the 2006 Incentive Plan):

•   Vesting and Exercisability: Options become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the Committee and as set forth in the related stock option agreement. The maximum term of each option is ten years from the date of grant.

•   Exercise Price: Each stock option agreement states the exercise price, which may not be less than 100% of the fair market value of one share of our common stock on the date of the grant (and not less than 110% with respect to an ISO granted to a 10% or greater stockholder).

•   Method of Exercise: The exercise price is typically payable in cash or by check, but may also be payable, at the discretion of the Committee, in other forms of legal consideration.

•   Termination of Employment: Options cease vesting on the date of termination of service or the death or disability of the participant. Options granted under the 2006 Incentive Plan generally expire 3 months (or, in the case of options granted to a non-employee director, 7 months) after the termination of the participant’s service to NanoSensors, except in the case of death or disability, in which case the awards generally may be exercised up to 12 months following the date of death or termination of service. However, if the participant is terminated for cause (e.g. for committing an alleged criminal act or intentional tort against NanoSensors), the participant’s options will expire upon termination.

•   Change of Control: In the event of a change of control of NanoSensors (as defined in the plan), the buyer may either assume the outstanding awards or substitute equivalent awards. Alternatively, our Board may determine to permit all unvested options to immediately vest upon the change of control. If our Board does not make such a determination, all awards will expire upon the closing of the transaction unless the stock option certificate issued to the particular participant provides otherwise. In addition, formula option grants to non-employee directors, will fully vest upon a change of control and our Board will determine whether the change of control shall have any additional effect.

•   Transferability. The 2006 Incentive Plan provides that (a) NQSOs may be assigned or transferred by the participant to (i) one or more members of his or her immediate family; (ii) trusts for his or her benefit; or (iii) entities wholly-owned by the participant; and (b) NQSOs and ISOs may be transferred to the participant’s estate or any person who acquires the right to exercise the option by bequest or inheritance or by reason of the participant’s death, by will or by the laws of descent and distribution.

•  Formula for Non-Employee Director Option Grants. Under the 2006 Incentive Plan the following automatic stock option grants will be made under the 2006 Incentive Plan to our non-employee directors: upon first joining the Board, each non-employee director shall receive an automatic stock option grant to purchase 2,000,000 shares. In addition, on the first trading day following the end of each fiscal year, each non-employee director receives an automatic stock option grant for such number of shares as is equal to the quotient obtained by dividing the annual cash retainer paid to a non-employee director during such fiscal year (not including any additional fees which may be paid for service as a member of Chairman of any committee of the Board of Directors) by the fair market value of the shares on the grant date (pro rata in the case the director served for less than the entire year prior to such grant date). Of the initial stock option grants to non-employee directors upon joining the Board, fifty percent of such options become vested one year from the date of grant and the remainder vest on the second anniversary of the date of grant, subject to such director’s continued service with NanoSensors or a parent, subsidiary or affiliate of NanoSensors. The annual formula option grants will be fully vested on the date of grant. As of the Record Date, our Board has one non-employee director, Robert Baron, who was eligible to receive these option grants.

•  Terms of Restricted Stock Awards. Each restricted stock award is evidenced by a restricted stock purchase agreement in such form as the committee approves and is subject to the following conditions (as described in further detail in the 2006 Incentive Plan):

•   Vesting: Shares subject to a restricted stock award may become vested over time or upon completion of performance goals set out in advance, which may include the following types of criteria: (a) net revenue and/or net revenue growth; (b) earnings before income taxes and amortization and/or earnings before income taxes and amortization growth; (c) operating income and/or operating income growth; (d) net income and/or net income growth; (e) earnings per share and/or earnings per share growth; (f) total stockholder return and/or total stockholder return growth; and (g) individual business objectives.

•   Purchase Price: Each restricted stock purchase agreement states the purchase price, which may not be less than the par value of our common stock on the date of the award (and not less than 110% of fair market value with respect to an award to a 10% of greater stockholder), payment of which may be made as described under “Terms of Stock Options” above.

•   Termination of Employment. Restricted stock awards shall cease to vest immediately if a participant is terminated for any reason, unless provided otherwise in the applicable restricted stock purchase agreement or unless otherwise determined by the Committee.

•   Change of Control: Restricted stock awards shall be treated in the same manner as described under “Terms of Stock Options” above.

•   Stock Appreciation Rights. Stock appreciation rights (“SARs”) are awards in which the participant is deemed granted a number of shares subject to vesting. When the SARs vest, then the participant can exercise the SARs. Exercise, however, does not mean the number of shares deemed granted are issued. Rather, the participant will receive cash (or shares, if so determined by the Committee) having a value at the time of exercise equal to (1) the number of shares deemed exercised, times (2) the amount by which our stock price on the date of exercise exceeds our stock price on the date of grant. SARs expire under the same rules that apply to options.

•   Restricted Stock Units. Restricted stock units (“RSU’s”) are awards that result in a payment to the participant in cash or shares if the performance goals established by the Committee are achieved. The applicable performance goals will be determined by the Committee and may be applied on a company-wide, departmental or individual basis.

•   Modification and Termination of the Plan. The Committee may from time to time, in its discretion, amend the 2006 Incentive Plan without the approval of shareholders, except (a) as such shareholder approval may be required under the listing requirements of any securities exchange or national market system on which our equity securities are listed and (b) that the Committee may not without the approval of the Company's shareholders amend the Plan to increase the total number of shares reserved for the purposes of the Plan. The 2006 Incentive Plan shall continue in effect until the earlier of its termination by the Committee or the date on which all of the shares of common stock available for issuance thereunder have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing options granted under the Plan have lapsed.

•   Adjustments. In the event any change is made to the common stock issuable under the 2006 Incentive Plan by reason of any stock split, stock dividend, combination of shares or recapitalization, appropriate adjustment will be made to the share reserve of the Plan and to the number of shares and the exercise price of the Common Stock subject to outstanding options.

Federal Income Tax Information

The following is a general summary as of the date of this proxy statement of the U.S. federal income tax consequences to NanoSensors and participating employees associated with awards granted under the 2006 Plan. U.S. federal tax laws may change and U.S. federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Each participating employee has been and is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2006 Incentive Plan.

Tax Treatment of the Participant

Incentive Stock Options. An optionee will recognize no income upon grant of an ISO and will incur no tax upon exercise of an ISO unless for the year of exercise the optionee is subject to the alternative minimum tax (“AMT”). If the optionee holds the shares purchased upon exercise of the ISO (the “ISO Shares”) for more than one year after the date the ISO was exercised and for more than two years after the ISO’s grant date (the “required holding period”), then the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will equal the difference between the amount realized upon such disposition and the amount paid for the ISO Shares upon the exercise of the ISO. If the optionee disposes of ISO Shares prior to the expiration of the required holding period (a “disqualifying disposition”), then gain realized upon such disposition, up to the difference between the option exercise price and the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such ISO Shares), will be treated as ordinary income. Any additional gain will be capital gain, and treated as long-term capital gain or short-term capital gain depending upon the amount of time the ISO Shares were held by the optionee.

Alternative Minimum Tax. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is currently 26% of an individual taxpayer’s alternative minimum taxable income (28% percent in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount (currently $58,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Nonqualified Stock Options. An optionee will not recognize any taxable income at the time a NQSO is granted. However, upon exercise of a NQSO, the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee’s exercise price. The included amount must be treated as ordinary income by the optionee and will be subject to income tax withholding by Nanosensors. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as long-term or short-term capital gain or loss.

Restricted Stock. A transferee receiving restricted shares for services recognizes taxable income when the shares become vested, generally when they are transferable or no longer subject to a substantial risk of forfeiture. Restricted shares will become vested under the 2006 Plan as Nanosensors’s right of repurchase lapses. Upon vesting, the transferee will include in ordinary income an amount, which will be subject to income tax withholding by Nanosensors, equal to the difference between the fair market value of the shares at the time they become substantially vested and any amount paid for the shares. Upon resale of the shares by the transferee, subsequent appreciation or depreciation in the value of the shares is treated as capital gain or loss.

A transferee can file an election with the IRS, not later than 30 days after the date of the transfer of the restricted shares, to include in income as compensation (treated as ordinary income), in the year of the transfer of such restricted shares, an amount equal to the difference between the fair market value of such shares on the date of transfer and any amount paid for such shares. The included amount must be treated as ordinary income by the transferee and may be subject to income tax withholding by Nanosensors. Income is not again required to be included upon the lapse of the restrictions. However upon resale of the shares by the transferee, any appreciation or depreciation in the value of the shares after the date of receipt will be treated as capital gain or loss.

Tax Treatment of NanoSensors

Subject to any withholding requirement, the standard of reasonableness, and (if applicable) Section 162(m) of the federal income tax code, we will be entitled to a deduction to the extent any participant recognizes ordinary income from an award granted under the 2006 Incentive Plan.

New Plan Benefits

Future awards to our executive officers and employees are discretionary. At this time, therefore, the benefits that may be received by our executive officers and other employees and directors if our stockholders approve the 2006 Incentive   Plan cannot be determined, other than with respect to the options allocated to Messrs. Wong and Moser. Further, because the value of stock issuable to our non-employee directors under the 2006 Incentive Plan will depend on the fair market value of our common stock at future dates, it is not possible to determine exactly the benefits that might be received by our non-employee directors under the 2006 Incentive   Plan. With respect to the options allocated to Messrs. Wong, Baron and Moser, the following table summarizes the benefits that will be issued to our executive officers and non-employee director under the 2006 Incentive   Plan if this 2006 Incentive Plan is adopted by our stockholders.

Name and Position	Number of Options Granted	Exercise Price

Ted Wong, Chairman, President and Chief Executive Officer	18,000,000	$0.049

Joshua Moser, Vice President and Chief Operating Officer	14,200,000	$0.049

Executive Officers as a Group (2 persons)	32,400,000	$0.049

Non-Executive Director Group (1 person)	2,000,000	$0.05

Required Vote

Approval of this Proposal to increase the number of shares of Common Stock underlying the 2006 Incentive Plan requires the affirmative vote of a majority of the shares present and voting at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR ADPOPTION OF THE 2006 EQUITY INCENTIVE PLAN

Accounting and Audit Matters

Lazar, Levine and Felix (“Lazar”) was our independent auditor and examined our financial statements issued during the period from August 18, 2005 through November 30, 2005. Madsen & Associates, Inc. (“Madsen”) was our independent auditor and examined our financial statements issued during the period from inception (December 23, 2003) through August 18, 2005.

Audit Fees

Lazar was paid aggregate audit fees of approximately $26,000 for the fiscal year ended November 30, 2005 for professional services rendered. Madsen was paid aggregate audit fees of $9,000 for the period from inception (December 23, 2003) through November 30, 2004, for professional services rendered.

Audit Related Fees

Lazar and Madsen were not paid audit related fees for either of the fiscal years ended November 30, 2005 or November 30, 2004 for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

Lazar and Madsen were not paid tax fees for either the fiscal years ended November 30, 2005 or November 30, 2004.

All Other Fees

Lazar did not provide any other professional services for the fiscal period ended November 30, 2005. Madsen was paid $4,630 for other professional services for the fiscal period from inception (December 23, 2003) through November 30, 2004.

Changes In and Disagreements with Accountants
On Accounting and Financial Disclosure

On August 18, 2005, Lazar Levine & Felix LLP was appointed as our independent public accountant for the year ending November 30, 2005, replacing Madsen & Associates, Inc. We made this change in independent public accountant because we wanted a larger, nationally-based firm as our accountant. This action dismissed Madsen as our independent registered public accountant for the year ending November 30, 2005. This change in independent public accountant was approved by our Board of Directors on August 18, 2005.

The audit report of Madsen on the financial statements of NanoSensors at November 30, 2004 and for the period December 23, 2003 (date of inception) to November 20, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was the opinion qualified or modified as to uncertainty, audit scope or accounting principles, other than to contain an explanatory paragraph as to our ability to continue as a going concern. During the period December 23, 2003 (date of inception) to November 30, 2004 and through August 18, 2005, there were no disagreements between us and Madsen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Madsen, would have caused Madsen to make reference to the subject matter of the disagreement(s) in connection with its reports.

During the period December 23, 2003 (date of inception) to November 30, 2004 and through August 18, 2005, we did not consult with Lazar Levine & Felix regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

We requested that Madsen furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with our statements. A copy of the letter furnished by Madsen in response to that request, dated July 13, 2005, and was filed as Exhibit 16.1 to our Report on Form 8-K/A filed on September 14, 2005.

AVAILABLE INFORMATION

Please read all the sections of this Proxy Statement carefully. We are subject to the informational requirements of the Exchange Act and in accordance therewith, file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by us with the SEC may be inspected without charge at the public reference section of the SEC at 100 F Street, NE, Washington, DC 20549, Office of Investor Education and Assistance, as well as at the regional offices of the SEC. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC’s website at http://www.sec.gov.

COPIES OF OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005 ON FORM 10-KSB, AS AMENDED, ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO NANOSENSORS, INC., 1800 WYATT DRIVE, SUITE # 2, SANTA CLARA, CA 95054. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of common stock of NanoSensors entitled to vote at the Annual Meeting of Stockholders.

INCORPORATION BY REFERENCE

Our audited financial statements for the fiscal year ended November 30, 2005, management’s discussion and analysis of operations and plan of operation and a description of our business, as included in our Annual Report on Form 10-KSB for such fiscal year, are incorporated herein by reference to such Annual Report, a copy of which has been mailed to our stockholders as of the Record Date along with this Proxy Statement.

STOCKHOLDER PROPOSALS

Inclusion in Next Year’s Proxy Statement. If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before ___________, 2007. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Presentation at Meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit our management to vote proxies in their discretion on any stockholder proposal if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act.

OTHER MATTERS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting are those herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

_____________ __, 2006	By Order of the Board of Directors Ted L. Wong, Ph.D., Chairman

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

NANOSENSORS, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON _________, 2006

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder of NANOSENSORS, INC., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated _____________ __, 2006, and hereby constitutes and appoints Ted L. Wong, with full power of substitution, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders to be held on ________ __, 2006, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below:

FOR ALL NOMINEES (Except as specified below)	☐	WITHHELD FROM ALL NOMINEES	☐

(Instruction: to withhold authority to vote for any individual nominee or nominees, write that nominee’s or nominees’ name(s) in the space provided below)

DR. TED L. WONG      ROBERT BARON

2.	Approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock to 950,000,000 shares.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.	Approve the adoption of the Company’s 2006 Equity Incentive Plan.

FOR	☐	AGAINST	☐	ABSTAIN	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

This Proxy when properly executed will be voted as directed. If no direction is indicated, this Proxy will be voted FOR the three proposals, including FOR all nominees listed above for Director.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ______________________________________

Name ( if joint )
___________________________________________

Date _____________, 2006

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign.
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Exhibit A

CERTIFICATE OF AMENDMENT
TO
AMENDED ARTICLES OF INCORPORATION
OF
NANOSENSORS, INC.
------------------------------
Pursuant to Section 78.390 of the
General Corporation Law of Nevada
-----------------------------

Pursuant to the provisions of the Nevada Revised Statutes, Tile 7, Chapter 78, the undersigned officer of NanoSensors, Inc., a Nevada corporation (the “Corporation”) does hereby certify that:

FIRST: The name of the corporation (hereinafter called the “Company”) is NanoSensors, Inc.

SECOND: The Amended Articles of Incorporation of the Company are hereby amended by striking out Article THIRD thereof and by substituting in lieu of said THIRD the following new paragraphs (a) and (b) of Article THIRD.

(a)   The Corporation is authorized to issue up to Nine Hundred and Seventy Million (970,000,000) shares, consisting of Nine Hundred and Fifty Million (950,000,000) shares of Common Stock $.001 par value (“Common Stock”) and Twenty Million (20,000,000) shares of Preferred Stock, $.001 par value (“Preferred Stock”).

(b)   There are currently authorized 500,000,000 share of Common Stock, $.001 par value: There shall be 950,000,000 shares of Common Stock, $.001 par value authorized after this Certificate of Amendment is filed. Holders of a majority in interest of the Common Stock have consented to the filing of this Certificate of Amendment.

IN WITNESS WHEREOF, we have duly executed this Certificate of Amendment on this _____ day of _________ 2006.

_______________________________
Ted Wong, Ph.D., President

_______________________________
Joshua Moser, Secretary

Exhibit B

NANSOSENSORS, INC.
2006 Equity Incentive Plan
Effective as of _________, 2006

1.   Purpose.   The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Stock Appreciation Rights, Restricted Stock Units, and Restricted Stock Awards. Capitalized terms not defined in the text are defined in Section 25.

2.   Shares Subject to the Plan.

      2.1  Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be Eighty Million (80,000,000) Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options and Restricted Stock Awards granted under this Plan and all other outstanding Awards granted under this Plan.

      2.2  Adjustment of Shares.   In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or there is a change in the corporate structure (including, without limitation, a spin-off), then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, (c) the number of Shares that may be granted pursuant to Sections 3 and 6 below, and (d) the Purchase Price and number of Shares subject to other outstanding Awards, including Restricted Stock Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

3.   Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction; and provided further, that unless otherwise determined by the Board, non-employee directors shall receive Options only pursuant to the formula award provisions set forth in Section 6. A person may be granted more than one Award under this Plan.

4.   Administration.

4.1  Committee Authority.   This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, except as provided in Section 6, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

    (c) select persons to receive Awards;

     (d) determine the form and terms of Awards;

     (e) determine the number of Shares or other consideration subject to Awards;

     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

     (g) grant waivers of Plan or Award conditions;

     (h) determine the vesting, exercisability and payment of Awards;

     (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

     (j) amend any option agreements executed in connection with this Plan;

     (k) determine whether an Award has been earned; and

     (l) make all other determinations necessary or advisable for the administration of this Plan.

      4.2  Committee Discretion.   Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

     4.3  Section 162(m) Requirements.   If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of who are Outside Directors.

5.   Options. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

      5.1  Form of Option Grant.   Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

     5.2  Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

      5.3  Exercise Period.   Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of Shares as the Committee determines.

      5.4  Exercise Price.   The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 100% of the Fair Market Value of the Shares on the date of grant; provided that the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 10 of this Plan.

      5.5  Method of Exercise.   Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement” ) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. Payment of the Exercise Price of any Option shall be made in accordance with Section 10 of this Plan.

      5.6  Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

     (a)   If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options; provided however, that options granted to non-employee directors pursuant to Section 6 shall remain exercisable for a period of seven (7) months following the non-employee director’s termination as a director or consultant of the Company or any Affiliate.

     (b)   If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant’s death or Disability), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

      5.7  Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

      5.8  Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

      5.9  Modification, Extension or Renewal.   The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that (a) any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code; and (b) notwithstanding anything to the contrary elsewhere in the Plan, the Company will not reprice Options issued under the Plan by lowering the Exercise Price of a previously granted Award, by canceling outstanding Options and issuing replacements, or by otherwise replacing existing Options with substitute Options with a lower Exercise Price, without prior approval of the Company’s stockholders.

      5.10  No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.   Formula for Non-Employee Director Option Grants and Vesting.

      6.1  Grant of Formula Options.   Options shall be granted to non-employee directors of the Company or any Affiliate (“non-employee directors”) during the term of this Plan as follows: (i) a NQSO to purchase 2,000,000 shares will automatically be granted to such director upon such director’s joining the Board and (ii) a NQSO will be granted to each non-employee director on the first Trading Day following the last day of the Company’s fiscal year (the “Formula Grant Date” ) to purchase such number of shares as is equal to the quotient obtained by dividing the annual cash retainer paid to a non-employee director during such fiscal year (not including any additional fees which may be paid for service as a member of Chairman of any committee of the Board of Directors) by the Fair Market Value of the shares on the Formula Grant Date. Only non-employee directors who are not an employee of the Company shall be eligible for a formula option grant.

       6.2  Pro-rated Grant of Formula Options.   Notwithstanding the foregoing, in the event a non-employee director has not served as a director for an entire year prior to the Formula Grant Date with respect to the grant of a NQSO pursuant to clause (ii) of paragraph 6.1, each such non-employee director shall receive a pro rata number of NQSOs determined as follows:

Date of Membership	Options Granted

Between 10 and 12 months prior to the Formula Grant Date	100%

Between 7 and 9 months prior to the Formula Grant Date	75%

Between 4 and 6 months prior to the Formula Grant Date	50%

Less than 4 months prior to the Formula Grant Date	25%

     6.3  Exercise Period for Formula Options.   A non-employee director may exercise a granted option in whole or in part for any Vested Shares, as determined in accordance with Section 6.4 hereof; provided, however, that the option shall expire and terminate on the tenth anniversary of the date of grant, or earlier in accordance with the provisions of this Plan.

      6.4  Vesting of Formula Options.   Formula Options granted to non-employee directors upon their joining the Board pursuant to Section 6.1(i) will vest as follows: 50% on the first anniversary of the date that the individual commences service as a member of the Board with the remaining 50% vesting on the second anniversary of such date (the “Vesting Date” ), provided that the non-employee director continually serves as a non-employee director of the Company or a Parent, Subsidiary or Affiliate of the Company on the Vesting Date. Formula Options granted annually pursuant to Section 6.1(ii) will vest in full on the Formula Grant Date. Shares that are vested in accordance with the vesting schedule set forth in this Section 6.4 (including those vested on the Formula Grant Date) are “Vested Shares” and are exercisable hereunder.

7.   Restricted Stock Awards. A Restricted Stock Award is an offer by the Company to issue to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1  Restricted Stock Purchase Agreement.   All purchases under a Restricted Stock Award will be evidenced by a written agreement (the “ Restricted Stock Purchase Agreement”), which will be in substantially a form (which need not be the same for each Participant) that the Committee shall from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Participant can accept a Restricted Stock Award only by signing and delivering to the Company the Restricted Stock Purchase Agreement, and full payment of the Purchase Price, within thirty (30) days from the date the Restricted Stock Purchase Agreement was delivered to the Participant. If the Participant does not accept the Restricted Stock Award in this manner within thirty (30) days, then the offer of the Restricted Stock Award will terminate, unless the Committee determines otherwise.

      7.2  Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee, and may be less than Fair Market Value (but not less than the par value of the Shares) on the date the Restricted Stock Award is granted, provided that the Exercise Price of any Restricted Stock Award to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment of the Purchase Price must be made in accordance with Section 10 of this Plan and as permitted in the Restricted Stock Purchase Agreement, and in accordance with any procedures established by the Company.

      7.3  Terms of Restricted Stock Awards.   Restricted Stock Awards will be subject to all restrictions, if any, that the Committee may impose. These restrictions may be based on completion of a specified number of years of service with the Company and/or upon completion of the performance goals as set out in advance in the Participant’s Restricted Stock Purchase Agreement, which shall be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

     7.4  Termination During Performance Period. Restricted Stock Awards shall cease to vest immediately if a Participant is Terminated during a Performance Period for any reason, unless the Committee determines otherwise, and any unvested Shares subject to such Restricted Stock Awards shall be subject to the Company’s right to repurchase such Shares, as described in Section 12 of this Plan, if and as set forth in the applicable Restricted Stock Purchase Agreement.

8.   Restricted Stock Units. A Restricted Stock Unit (or RSU) is an award covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). A RSU may be awarded for past services already rendered to the Company, or any Affiliate, Parent or Subsidiary of the Company pursuant to an Award Agreement (the “ RSU Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the following:

     8.1  Terms of RSUs. RSUs may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Affiliate, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine. The Committee will determine all terms of each RSU including, without limitation: the number of Shares subject to each RSU, the time or times during which each RSU may be exercised, the consideration to be distributed on settlement, and the effect on each RSU of its holder’s Termination. A RSU may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “ Performance RSU Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. If the RSU is being earned upon the satisfaction of performance goals pursuant to a Performance RSU Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each RSU; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares deemed subject to the RSU. Prior to settlement of any RSU earned upon the satisfaction of performance goals pursuant to a Performance RSU Agreement, the Committee shall determine the extent to which such RSU has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the RSUs to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     8.2  Form and Timing of Settlement. The portion of a RSU being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9.   Stock Appreciation Rights. A Stock Appreciation Right (or SAR) is an award that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of settlement over the Exercise Price and the number of Shares with respect to which the SAR is being settled. A SAR may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the “ SAR Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the following:

      9.1  Terms of SARs. SARs may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine. The Committee will determine all terms of each SAR including, without limitation: the number of Shares deemed subject to each SAR, the time or times during which each SAR may be settled, the consideration to be distributed on settlement, and the effect on each SAR of its holder’s Termination. A SAR may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “ Performance SAR Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. If the SAR is being earned upon the satisfaction of performance goals pursuant to a Performance SAR Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each SAR; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares deemed subject to the SAR. Prior to settlement of any SAR earned upon the satisfaction of performance goals pursuant to a Performance SAR Agreement, the Committee shall determine the extent to which such SAR has been earned.

Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the SARs to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

      9.2  Form and Timing of Settlement. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

10.   Payment for Share Purchases.   Payment for Shares purchased pursuant to this Plan may be made in cash (by check or wire transfer of immediately available funds) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a) by cancellation of indebtedness of the Company to the Participant;

     (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

     (c) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer” ) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

     (d) by any combination of the foregoing.

11.   Withholding Taxes.

     11.1  Withholding Generally.   Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

     11.2  Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date” ). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee.

12.   Privileges of Stock Ownership; Voting and Dividends.   No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s original Purchase Price.

13.   Transferability.   (a) Subject to Section 13(b), Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. Subject to paragraph 13(b), all Awards shall be exercisable: (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees. However, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Award.

 (b) An NQSO also is transferable (i) by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the Option is to be passed to beneficiaries upon the death of the trustor (settlor), (ii) trusts for the benefit of the Participant and/or the Participant’s Immediate Family; (iii) entities wholly-owned by Participant and/or the Participant’s Immediate Family; and (iv) by gift, in a form accepted by the Company, to a member of the “immediate family” of the Participant.

14.   Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares that are not vested held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of Participant’s Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s original Exercise Price or Purchase Price, as the case may be. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.   Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

16.   Exchange and Buyout of Awards.   The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree. This Section shall not be construed to defeat the approval requirements of Section 5.9 for any repricing of Options.

17.   Securities Law and Other Regulatory Compliance.   An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. The Committee may require each person acquiring Shares pursuant to the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring Shares under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

18.   Corporate Transactions.

      18.1  Assumption or Replacement of Awards by Successor.   In the event of a Corporate Transaction (as defined in Section 25), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants, or the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards); provided, however, that the foregoing treatment of Awards is subject in all respects to the following:

 (a) The determination by the Board of Directors to provide otherwise at the time a particular Award is granted or at any time subsequent thereto, each such outstanding Award granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby and shall vest unconditionally upon the terms and conditions applicable to such Award.

 (b) The determination by the Board that in lieu of or in addition to such assumption or substitution, to take one of the following two alternatives: (i) fifteen (15) days prior to the scheduled consummation of such Corporate Transaction, all Awards shall become immediately vested and exercisable and shall remain exercisable for a period of fifteen days or the later consummation of the Corporate Transaction, or (ii) cancel any outstanding Awards and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board in its sole, good faith discretion) equal to the product of the number of shares subject to the option multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares pursuant to such Corporate Transaction exceeds (B) the Exercise Price or Purchase Price applicable to such Award. With respect to the Company’s establishment of an exercise window, (i) any exercise of an Award during such period shall be conditioned upon the consummation of the contemplated Corporate Transaction and shall be effective only immediately before the consummation of such Corporate Transaction and (ii) upon consummation of such Corporate Transaction, the Plan and all outstanding but unexercised options shall terminate unless agreed to be assumed by the successor company. The Board shall send written notice of the Corporate Transaction that will result in such a termination to all individuals who hold options not later than the time at which the Company gives notice thereof to its shareholders.

 (c) All formula option grants, pursuant to Section 6, shall accelerate and be fully vested immediately prior to such Corporate Transaction and to the extent unexercised shall terminate upon the consummation of such Corporate Transaction.

      18.2  Other Treatment of Awards.   Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, or in any Award granted to a Participant, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.” In the event such successor corporation (if any) fails to assume or substitute Awards pursuant to a Corporate Transaction, all such Awards will expire on such transaction at such time and on such conditions as the Board shall determine.

      18.3  Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged ( except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19.  No Obligation to Employ; Accelerated Expiration of Award for Harmful Act.   (a) Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

      (b) Notwithstanding anything to the contrary herein, if a Participant is Terminated because (i) of such Participant’s actual or alleged commitment of a criminal act or an intentional tort and the Company (or an employee of the Company) is the victim or object of such criminal act or intentional tort or (ii) such criminal act or intentional tort results, in the reasonable opinion of the Company, in liability, loss, damage or injury to the Company or (iii) of Cause, then, at the Company’s election, Participant’s Awards shall not be exercisable and shall expire upon the Participant’s Termination Date. Termination by the Company based on Cause or a Participant’s alleged commitment of a criminal act or an intentional tort shall be based on a reasonable investigation of the facts and a determination by the Company that a preponderance of the evidence discovered in such investigation indicates that such Participant is guilty of the alleged Cause or such criminal act or intentional tort.

20.   Adoption and Stockholder Approval. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of this Plan or any amendment increasing the number of Shares subject to this Plan is not obtained, all Awards granted hereunder will be cancelled, any Shares issued pursuant to any Award will be cancelled, and any purchase of Shares hereunder will be rescinded.

21.   Term of Plan.   Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.

22.   Amendment or Termination of Plan.   The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of Section 6 of this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan to (a) increase the number of shares that may be issued under this Plan; (b) change the designation of employees or class of employees eligible for participation in this Plan; (c) change the minimum option exercise price; (d) increase the maximum term of options provided herein; or (e) otherwise materially increase the benefits accruing to participants under the Plan.

23.   Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada (without regard to choice of law provisions).

24.   Nonexclusivity of the Plan.   Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

25.   Definitions.   As used in this Plan, the following terms will have the following meanings:

      “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

      “Award” means any award under this Plan, including any Option, Stock Appreciation Right, Restricted Stock Unit, or Restricted Stock Award.

      “Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

      “Board” means the Board of Directors of the Company.

“Cause” means (i) willful disobedience by Participant of a reasonable, material and lawful instruction of the Board of Directors of the Company or a Participant’s supervising employee; (ii) conviction of any misdemeanor involving fraud or embezzlement or similar crime, or any felony; (iii) fraud, gross negligence or willful misconduct in the performance of any material duties to the Company; or (iv) such other acts or omissions as may be expressly provided in the Award Agreement or other agreement between the Participant and the Company.

      “Code” means the Internal Revenue Code of 1986, as amended.

      “Committee” means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

      “Company” means NanoSensors, Inc., a corporation organized under the laws of the State of Nevada, or any successor corporation.

     “Corporate Transaction” shall mean any of the following: (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation ( other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, (e) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company ( except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), or (f) in the event that a person (as such term is defined in Sections l3(d)(3) and l4(d)(2) of the Exchange Act, corporation or other entity (other than the Company, a Subsidiary or any employee benefit plan sponsored by the Company or any Subsidiary) (A) shall purchase any Common Stock of the Company (or securities convertible into the Company’s Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the “beneficial owner” (as such term is defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule l3d-3 in the case of rights to acquire the Company’s securities) unless such transactions are approved by the Board of Directors. Notwithstanding the foregoing, a Corporate Transaction shall not be deemed to occur solely because a person (the “Subject Person”) gained beneficial ownership of more than the permitted amount of the outstanding voting securities as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person, then a Change in Control shall occur.

      “Disability” means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

      “Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option, and in the case of a Stock Appreciation Right the value specified on the date of grant that is subtracted from the Fair Market Value when such Stock Appreciation Right is settled.

      “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows: (i) if the Common Stock is listed on a national securities exchange, including the Nasdaq Stock Market, Inc. or is quoted on the NASD OTC Bulletin Board, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange, Nasdaq or the NASD, as the case may be, or if no sale was reported on that date, then on the last preceding date on which such sale took place; (ii) if the Common Stock is not listed on a national securities exchange or the Nasdaq Stock Market, Inc., or quoted on the NASD OTC Bulletin Board, but is traded in the residual over-the-counter market, the last sale price of the Common Stock on such date, as reported by Pinksheets, LLC or similar publisher of such information, or if no sale was reported on that date, then on the last preceding date on which such sale took place; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

    “Immediate Family” shall have the definition ascribed to such term in 17 C.F.R. 240.16a-1(e).

     “ Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

     “Outside Director” shall mean a person who satisfies the requirements of an “outside director” as set forth in regulations promulgated under Section 162(m) of the Code.

     “Option” means an award of an option to purchase Shares pursuant to Section 5.

      “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      “Participant” means a person who receives an Award under this Plan.

      “Performance Factors” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to particular Awards have been satisfied:

(1)	Net revenue and/or net revenue growth;

(2)	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(3)	Operating income and/or operating income growth;

(4)	Net income and/or net income growth;

(5)	Earnings per share and/or earnings per share growth;

(6)	Total stockholder return and/or total stockholder return growth;

(7)	Return on equity;

(8)	Operating cash flow return on income;

(9)	Adjusted operating cash flow return on income;

(10)	Economic value added; and

(11)	Individual business objectives.

      “Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards.

      “Plan” means this NanoSensors, Inc. 2006 Equity Incentive Plan, as amended from time to time.

      “Purchase Price” means the price to be paid for Shares acquired under this Plan pursuant to an Award other than an Option.

      “Restricted Stock Award” means an award of Shares pursuant to Section 7.

      “Restricted Stock Unit” or “RSU” means an award of Shares pursuant to Section 8.

      “Securities Act” means the Securities Act of 1933, as amended.

      “Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

      “Stock Appreciation Right” or “SAR” means an Award, granted pursuant to Section 9.

      “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      “Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to continually provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

      “Trading Day” means any day on which the Company’s Shares are purchased and sold on the principal exchange or market on which such Shares are listed or traded.

Exhibit A

Form of Stock Option Agreement

NANOSENSORS, INC.

STOCK OPTION GRANT — TERMS AND CONDITIONS

          1. Grant of Option. NanoSensors, Inc., a Nevada corporation, (the “ Company”), hereby grants to the optionee named in the Stock Option Grant (the “ Optionee”) an option (this “ Option”) to purchase the Total Number of Shares Subject to Option set forth in the Stock Option Grant (the “ Shares”) at the Exercise Price Per Share set forth in the Stock Option Grant (the “ Exercise Price”), subject to all of the terms and conditions set forth in this Terms and Conditions of Stock Option Grant and the Stock Option Grant (collectively, the “ Grant”) and in the Company’s 2006 Equity Incentive Plan (“the Plan”). If designated as an incentive stock option in the Stock Option Grant, this Option is intended to qualify as an “incentive stock option” (“ ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “ Code”). If not so designated, this Option shall be a nonqualified stock option (“ NQSO”).

          2. Exercise Period of Option. Subject to the terms and conditions set forth in this Grant and in the Plan, Optionee may exercise this Option in whole or in part for any Vested Shares, as determined in accordance with Section 8 hereof; provided, however, that this Option shall expire and terminate on the Expiration Date set forth in the Stock Option Grant (the “Expiration Date”), or earlier, as provided in Section 4 hereof, and must be exercised, if at all, on or before the Expiration Date.

          3. Restrictions on Exercise . Exercise of this Option is subject to the following limitations:

               (a) This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

               (b) This Option may not be exercised until the Plan, or any required increase in the number of shares authorized under the Plan, is approved by the stockholders of the Company.

               (c) If Optionee is now or hereafter determined by the Company to be an officer of the Company subject to the reporting and other requirements set forth in Section 16 of the Securities Exchange Act of 1934 and associated regulations (a “Section 16 Officer”), the exercise of this Option and/or sale of shares issued pursuant to an exercise of this Option shall be subject to such conditions and/or restrictions as may be established from time to time by the Company’s Board of Directors (“Board”) or applicable committee of the Board.

          4. Termination of Option. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company (each as defined in the Plan), except in the case of sick leave, military leave, or any other leave of absence approved by the committee appointed by the Board to administer the Plan (the “ Committee”) or by any person designated by the Committee, provided that such leave is for a period of not more than ninety days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee or its designee will have sole discretion to determine whether an Optionee has ceased to provide services and the effective date on which the Optionee ceased to provide services (the “ Termination Date”).

               (a) If Optionee ceases to provide services to the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, Optionee may exercise this Option to the extent (and only to the extent) that it would have been exercisable upon the Termination Date, within three months (seven months if granted to a non-employee director) after the Termination Date, but in any event no later than the Expiration Date.

               (b) If Optionee ceases to provide services to the Company or any Parent, Subsidiary or Affiliate of the Company because of the death or disability of Optionee, within the meaning of Section 22(e) (3) of the Code, (or the Optionee dies within three months after the Optionee ceases to provide services other than because of such Optionee’s death or disability) the Option may be exercised to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, by Optionee (or the Optionee’s legal representative) within twelve months after the Termination Date, but in any event no later than the Expiration Date.

               (c) Notwithstanding anything to the contrary herein, if Optionee ceases to provide services to the Company or any Parent, Subsidary or Affiliate of the Company because of Cause (as defined in the Plan) or the Optionee’s actual or alleged commitment of a criminal act or an intentional tort and the Company (or an employee of the Company) is the victim or object of such criminal act or intentional tort or such criminal act or intentional tort results, in the reasonable opinion of the Company, in liability, loss, damage or injury to the Company, then, at the Company’s election, this Option shall not be exercisable and shall terminate upon the Optionee’s Termination Date. Termination by the Company based on Cause or Optionee’s alleged commitment of a criminal act or an intentional tort shall be based on a reasonable investigation of the facts and a determination by the Company that a preponderance of the evidence discovered in such investigation indicates that Optionee is guilty of act.
Nothing in this Grant or in the Plan shall confer on Optionee any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee’s employment or other relationship at any time, with or without cause.

          5. Manner of Exercise.

               (a) This Option shall be exercisable by delivery to the Company of an executed written Notice of Intent to Exercise Stock Option in the form attached hereto, or in such other form as may be approved by the Company (the “ Exercise Agreement”), which shall set forth Optionee’s election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.

               (b) Such Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased (i) in cash (by check); (ii) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value (as defined in the Plan) equal to the Exercise Price of the Option; (iii) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “ NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (v) by any combination of the foregoing where approved by the Committee, or its designee, in its sole discretion.

               (c)  Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

               (d)  Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative or assignee.

          6. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee pursuant to this Grant is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date which is two years after the Grant Date, or (2) the date one year after exercise of the ISO with respect to which the Shares are to be sold or disposed, the Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to the Optionee.

          7. Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

          8. Vesting Schedule. Shares that are vested pursuant to the vesting schedule set forth in the Stock Option Grant are “ Vested Shares” and exercisable hereunder, provided that the Optionee continually provides services to the Company or a Parent, Subsidiary or Affiliate of the Company on the First Vesting Date and on each Succeeding Vesting Date thereafter.

          9. Compliance with Laws and Regulations. The exercise of this Option and the issuance of Shares shall be subject to compliance by the Company and the Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance. Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer.

          10. Interpretation. Any dispute regarding the interpretation hereof or of the Plan shall be submitted by Optionee or the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee.

          11. Governing Law . This Grant shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to principles of choice of laws of such state. If any provision of this Grant is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

          12. Notices. Any notice required to be given or delivered to the Company under the terms of this Grant shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated in the Stock Option Grant or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three days after deposit in the United States mail by certified or registered mail (return receipt requested); one business day after deposit with any return receipt express courier (prepaid); or one business day after transmission by facsimile or telecopier.

          13. Entire Agreement. The Plan and the Exercise Agreement are incorporated in this Grant by reference. This Grant constitutes the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

 EXHIBIT I
NOTICE OF INTENT TO EXERCISE STOCK OPTION

NanoSensors, Inc.
1800 Wyatt Ave., Suite No. 2
Santa Clara, CA 95054

DATE: __ __ \ __ __ \ __ __
PURSUANT to the Stock Option Grants (detailed below) granted to me by NanoSensors, Inc. (the “Company”), I hereby notify the company that I wish to exercise my right to purchase shares of common stock as described in the table below. I acknowledge that I have received, read and understood a copy of the Plan and the Grant Agreement, and that such are incorporated herein by reference.

Option Grant Number
Grant Date
ISO or NQSO
Option Price Per Share
Number of Shares
Total Option Price
Taxes Due
Total Due to Company

Kindly deliver to the undersigned a certificate representing the Shares.

£    I do not wish to sell the shares at this time. Payment for these shares will be made in a manner as defined in and allowed by the Plan and the Company. Please deliver the shares to the following address:

Name: _______________________________________________________
(please typewrite or print in block letters)
Address: ______________________________________________________

Dated: ______________________________________________________

Social Security/Tax ID No. ________________________________________

Daytime Telephone Number:_______________________________________

Signature _____________________________________________________

£    I am not a Company Insider.

£    I am a Company Insider and have received pre-clearance approval from the Company.

STATE OF            )
COUNTRY OF            )SS.:

On this __ day of ________ , ______ before me personally came _____________________ to me known and known to me to be the individual described in and who executed the foregoing instrument and (s)he acknowledged to me that (s)he executed the same.

______________________________
Notary Public

Fax this form to the attention of “Corporate Secretary” at the Company’s headquarters, not to your broker.